AMENDMENT NUMBER TWELVE TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER TWELVE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 13, 2016, is entered into between PMC FINANCIAL SERVICES GROUP, LLC, a Delaware limited liability company (“Lender”), and REEDS, INC., a Delaware corporation (“Borrower”), in light of the following:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 5, 2014, as amended from time to time (the “Agreement”).

WHEREAS, Lender previously extended financial accommodations via the Revolving Loans pursuant to terms of the Agreement.

WHEREAS, Borrower and Lender wish to amend the Agreement by modifying the repayment of the Cap Ex Loans on terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is assigned to such term under this Amendment.

2. AMENDMENTS. Effective as of the date first set forth above, the Agreement is amended as follows:

2.1 Cap Ex Loans. The first and third paragraphs of Section 1(c), Cap Ex Loans, of the Schedule, dated December 5, 2014, are replaced in their entirety as follows:

“Subject to the terms and conditions of this Agreement, from the Effective date through June 30, 2016 (the “Draw Period”), Lender agrees to make Capital Expenditures Loans (each a “Cap Ex Loan” and collectively, the “Cape Ex Loans”) in an aggregate outstanding amount, including any amounts funded under the existing Master Lease Agreement, not to exceed $3,210,000 at any time. No Cap Ex Loans may exceed one hundred percent (100%) of the total invoice for Eligible Equipment (excluding taxes, shipping, warranty charges, freight discounts, and installation expenses relating to such Eligible Equipment).”

“Interest only shall be payable on any and all Cap Ex Loans outstanding from time to time until June 30, 2016, at which time, the principal amount of each outstanding Cap Ex Loan, plus any accrued but unpaid interest thereon, will be aggregated and repaid in equal monthly payments of principal and interest (based on a 48-month amortization) commencing on July 31, 2016 and continuing on the same day of each month thereafter until the earliest of the following dates (“Cap Ex Loan Maturity Date): (i) the date the Cap Ex Loan has been paid in full; or (ii) October 1, 2017; or (iii) the date this Agreement terminated by its terms or is terminated, as provided in this Agreement. On the Cap Ex Loan Maturity Date (or, if earlier, upon acceleration of the Obligations in accordance with the terms of this Agreement), the entire unpaid principal balance of the Cap Ex Loan, plus all other Obligations relating to the Cap Ex Loan (including accrued and unpaid interest thereon, and, if applicable, the Cap Ex Loan Prepayment Fee) shall be due and payable. Any portion of the Cap Ex Loan that is repaid may not be reborrowed.

2.4 Extension of Maturity Dates. Sections 1 and 4 of the Schedule to the Loan and Security Agreement dated December 5, 2014 (Revolving Loans, Term Loan and Cap Ex Loans) and Schedule #2 to the Loan and Security Agreement dated September 1, 2015 (Term Loan B), as amended from time to time, are hereby amended to extend the Revolving Loan Maturity Date, Term Loan Maturity Date, Cap Ex Loan Maturity Date and Term Loan B Maturity Date from April 1, 2017 to October 1, 2017.

3. WARRANT.

3.1 For consideration of the terms of this Amendment, Borrower shall provide Lender with a Common Stock Purchase Warrant to purchase up to 50,000 Shares of Common Stock of Reeds, Inc.

4. CONDITIONS PRECEDENT.

4.1 Each of the following is a condition precedent to the effectiveness of this Amendment:

A.	Lender shall have received a fully executed copy of this Amendment.

B.	Lender shall have received a fully executed copy of the Common Stock Purchase Warrant.

5. CONDITIONS SUBSEQUENT.

4.1 Consistent with past Reeds Inc. funding practices, Borrower shall provide evidence to Lender that it has raised capital outside of this Agreement of no less than $1,500,000 on terms acceptable to Lender by no later than July 31, 2016.

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7. LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[signatures are on the next page]

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REEDS, INC.,

By:
Name:
Title:

PMC FINANCIAL SERVICES GROUP, LLC

By	/s/ Walter E. Buttkus, III
Name:	Walter E. Buttkus, III
Title:	President

Signature Page to Amendment Number Twelve to Loan and Security Agreement